Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2019
Commitments and Contingent Liabilities [Abstract]
Commitments and Contingent Liabilities
(10)	Commitments and Contingent Liabilities

(a) Litigation

Existing litigation arising in the normal course of business is not expected to result in any material loss to the Company.

(b) Outsourced Services

The Company contracted with third-party service providers to perform certain banking functions.  The outsourced services include data and item processing for the Bank and trust operations.  The service expense can vary based upon the volume and nature of transactions processed.  Outsourced service expense was $7.6 million for 2019, $7.5 million for 2018 and $6.4 million in 2017.  The Company is contractually obligated to pay these third-party service providers approximately $7 to $8 million per year through 2025.